UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 10, 2017
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
At the Annual Meeting of Stockholders of GlobalSCAPE, Inc. (“GlobalSCAPE” or the “Company”) held on May 10, 2017, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the adoption of the GlobalSCAPE, Inc. 2016 Employee Long-Term Equity Incentive Plan (the “2016 LTIP”).  The following summary of the 2016 LTIP is qualified in its entirety by the full text of the 2016 LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Administration and Eligibility. The 2016 LTIP is administered by the Compensation Committee of the Board (the “Compensation Committee”) and authorizes the Board to grant nonqualified stock options or incentive stock options or to issue shares of restricted stock to those persons who are employees of GlobalSCAPE.  As of May 10, 2017, GlobalSCAPE had 133 fulltime employees, all of whom are eligible to participate in the 2016 LTIP.

Shares Reserved and Awards.  The 2016 LTIP reserves 5,000,000 shares of GlobalSCAPE common stock, subject to adjustment following certain events, as discussed below.  The maximum annual award for any one employee is 250,000 shares of GlobalSCAPE common stock.  If options, as opposed to restricted stock, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award, unless the employee is awarded incentive stock options and, at the time of the award, owns more than 10% of the voting power of all classes of stock of GlobalSCAPE.  Under this circumstance, the exercise share price shall be no less than 110% of the fair market value on the date of the award.  Option terms and vesting schedules are at the discretion of the Compensation Committee.

Option Exercise.  An option is exercised when proper notice of exercise has been given to GlobalSCAPE, or the brokerage firm or firms approved by GlobalSCAPE, if any, to facilitate exercises and sales under the 2016 LTIP and full cash payment for the shares with respect to which the option is exercised has been received by GlobalSCAPE or the brokerage firm or firms, as applicable.

Stockholder Rights.  Except as otherwise provided in the 2016 LTIP, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

Transferability of Awards.  An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the employee, only by the employee, unless the Compensation Committee permits further transferability, on a general or specific basis, in which case the Compensation Committee may impose conditions and limitations on any permitted transferability.

Termination of Awards.  Unless otherwise provided in the applicable award agreement, vested options granted under the 2016 LTIP will expire and cease to be exercisable as follows:

•	three (3) months after the date of the termination of the employee, other than in circumstances covered by the following three circumstances
•	immediately upon termination of the employee for misconduct;
•	twelve (12) months after the date of the termination of the employee if such termination was by reason of disability; and
•	twelve (12) months after the date of the death of the employee.

Amendments.  The Board or the Compensation Committee may amend or terminate the 2016 LTIP from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance GlobalSCAPE’s ability to claim deductions related to stock option exercises); provided, that to the extent an amendment to the 2016 LTIP increases the maximum number of shares available under the plan, changes the class of individuals eligible to receive awards under the plan, or requires stockholder approval under the rules of the NYSE MKT LLC, such other exchange upon which GlobalSCAPE common stock is either quoted or traded, or the Securities and Exchange Commission, stockholder approval shall be required for any such amendment of the 2016 LTIP.  Subject to the foregoing, it is specifically intended that the Board or Compensation Committee may amend the 2016 LTIP without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Compensation Committee to be inconsistent with the purpose of the 2016 LTIP or any award agreement.

Adjustments. If the outstanding shares of GlobalSCAPE’s common stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of GlobalSCAPE or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the 2016 LTIP, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be.  Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding shares of GlobalSCAPE’s common stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it has been exchanged, and if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the 2016 LTIP, or in any award previously granted or which may be granted under the 2016 LTIP, then such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the 2016 LTIP.

In addition, the Compensation Committee shall have the power, in the event of any merger or consolidation involving GlobalSCAPE, to amend all outstanding awards to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1          GlobalSCAPE, Inc. 2016 Employee Long-Term Equity Incentive Plan.

10.2          Form of Incentive Stock Option Award Agreement.

10.3          Form of Non-Qualified Stock Option Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.
By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	May 15, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1	GlobalSCAPE, Inc. 2016 Employee Long-Term Equity Incentive Plan.
10.2	Form of Incentive Stock Option Award Agreement.
10.3	Form of Non-Qualified Stock Option Award Agreement.